(Multicurrency—Cross Border)

ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of     December 15, 2006

DEUTSCHE BANK AG, NEW YORK BRANCH	and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6

(Party A)		(Party B)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

(a)

Interpretation

(i)

Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(ii)

Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(iii)

Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

(b)

Obligations

(i)

General Conditions.

(A)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(B)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(C)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate.  Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

DEUTSCHE BANK AG, NEW YORK BRANCH	HSBC BANK USA, NATIONAL BANK, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6
(Party A)	(Party B)

By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

(Multicurrency-Cross Border)

SCHEDULE

to the

Master Agreement

dated as of December 15 ~~,~~ 2006

between

DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”),

and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for ~~Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6~~ dated as of ~~December~~ 1, 2006 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N. A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

In this Agreement:-

(a)

“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

(b)

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)

Events of Default.

(i)

The “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

(ii)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party A , unless Party A has obtained a guarantee or posted collateral following a Collateralization Event or Ratings Event, and will not apply to Party B.

(iii)

The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

(iv)

The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(v)

“Cross Default” provisions of Section 5(a)(vi) will not apply to Party B and will apply to Party A with a Threshold Amount equal to three percent of the applicable Relevant Entity’s Shareholders’ Equity provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility.

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

(vi)

Clause (2) of the “Bankruptcy” provisions of Section 5(a)(vii) will not apply to Party B with respect to either party’s inability to pay its subordinated debt.

(iii) “Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(iv) “Shareholders’ Equity” shall mean an amount determined by reference to the relevant party’s most recent consolidated (quarerly, in the case of a U.S. incorporated party) balance sheet and shall include, in the case of a U.S. incorporated party, legal capital, paid-in capital, retained earnings and cumulative translation adjustments.  Such balance sheet shall be prepared in accordance with accounting principles that are generally accepted in such party’s country of organization.

(d)

Termination Events.

(i)

The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will not apply to Party A and will not apply to Party B.

(ii)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)    The “Transfer to Avoid Termination Event” provision of Section 6(b)(ii) shall be amended by deleting the words “or if a Tax Event upon Merger occurs and the Burdened Party is the Affected Party.”

 (f)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(h)

“Termination Currency” means USD.

(i)

Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

(A)

First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document and either (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements (as defined below) did not apply.   Party A shall be the sole Affected Party with respect to this Additional Termination Event.

(B)

Second Rating Trigger Replacement.  (A) The Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.   Party A shall be the sole Affected Party with respect to this Additional Termination Event.

The “Second Rating Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the Second Trigger Required Ratings.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(C) Ratings Event.  Party A fails to comply with the downgrade provisions as set forth in Part 5(n) under the heading “Ratings Event”, after giving effect to all grace or cure periods therein, and (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(e)(ii) below and/or (ii) at least one entity with the Hedge Counterparty Ratings Requirement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.  For the purpose of the foregoing Termination Event, Party A shall be the sole Affected Party.

(D)

Supplemental Pooling and Servicing Agreement without Party A’s Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(E)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(m) within thirty (30) days after notice has been given thereunder.  Party A shall be the sole Affected Party.

Part 2: Tax Representations

(a)

Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)     Payee Tax Representations.

Party A Payee Tax Representations.  For the purpose of Section 3(f), Party A makes the following representations:

It is a “foreign person” within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

Party B Payee Tax Representations.  For the purpose of Section 3(f), Party B makes the following representation:

Party B represents that it is a “United States person” as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

Part 3:

Agreement to Deliver Documents

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Subject to Section 4(a)(iii), any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.

(i) promptly upon reasonable demand by either party, (ii) within 30 days of the execution and (iii) promptly upon learning that any such document provided by Party A has become obsolete or incorrect.

(b)

Other Documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B

Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation, any Credit Support Documents or any other document entered into in connection with this Agreement to which it is a party, and to evidence the authority of the delivering party to its Credit Support Provider to perform its obligations under this Agreement, such Confirmation, Credit Support Document and/or any other document entered into in connection with this Agreement, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, any Confirmation or any other document entered into in connection with this Agreement,, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B	An executed copy of the Disclosure Agreement relating to the Prospectus Supplement	On the date of such Prospectus Supplement	Yes
Party A and Party B	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party.	Upon execution of this Agreement.	No

Part 4: Miscellaneous

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Address for notices or communications to Party A for all purposes shall be sent to :

Deutsche Bank AG, New York Branch

60 Wall Street

New York, NY 10005

Attention: [____________]

In addition, with respect to Party A, all notices under Sections 5 or 6 of this Agreement (other than notices under Section 5(a)(i)) shall be sent to:

Deutsche Bank AG, Head Office

Taunusanlage 12

60262 Frankfurt

Germany

Attention: Legal Department

Telex No: 411836 or 416731 or 41233

Answerback: DBF-D

Party B:

Address for notices or communications to Party B:-

HSBC Bank USA, National Association

Corporate Trust

451 Fifth Avenue

New York, NY 10018-2706

Attention: Deutsche Alt-A Securities Mortgage Loan Trust, Series  ~~2006-AR6~~

Facsimile No.: (212) 525-1300

With a copy to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager DBALT 2006-AR6

Telephone: 410-884-2000

Facsimile No.: (410) 715-2380

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable ..

Party B appoints as its Process Agent:  Not Applicable.

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)

Credit Support Document. Credit Support Document means the credit support annex entered into between Party A and Party B in relation to this Agreement, and with respect to Party A, any Eligible Guarantee, if applicable.

 (g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: (1) Party A in its capacity as a party to the Credit Support Document and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Document.

 (h)

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)

“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-” and (ii) deleting the final paragraph thereof.

(l)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

Part 5: Other Provisions

(a)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi)

Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

(vii)

Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii)

Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction.  Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.

(2)

Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b)

Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

( ~~c )~~

No Set-off.   Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation).  Accordingly, the provisions for Set-Off in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(d)

No Netting of Payments on Early Termination ..  Notwithstanding any provision of this Agreement or any other existing or future agreements to the contrary, payments on Early Termination determined pursuant to Section 6(e) shall be determined separately for each Transaction under this Agreement and the netting provisions of Section 2(c) of this Agreement shall not apply to such payments.  If due to the inapplicability of Section 2(c) both Parties will be making a Payment on Early Termination pursuant to Section 6(e), either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment by the party giving the notice shall be made with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party by 11:00pm New York Time accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made by 11:00pm New York Time, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements.

(e)

Transfer.

(i) Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) (provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer) and Part 5(e)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without first satisfying the Rating Agency Condition and without the prior written consent of Party B.

 (ii) Subject to Part 5(n) below, Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement through a novation or other assignment and assumption agreement or similar agreement in form and substance reasonably satisfactory to Party B; provided that (A) Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement, (B) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (C) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (D) Party A receives confirmation from each Rating Agency (other than Moody’s) that transfer to the Transferee does not violate the Rating Agency Condition.  Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(iii) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(e)(ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(iv) Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Part 5(e) will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(f)

Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: “In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition.”

(g)

Amendments to Operative Documents. Party B agrees that it will obtain Party A’s written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A’s rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B’s obligations hereunder.

(h)

No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, Party B, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.  This Part 5(h) shall survive the termination of this Agreement.

( ~~i )~~

Deduction or Withholding for Tax.  The provisions of Section 2(d)(i)(4) will not apply to Party B as Party X therein and 2(d)(ii) will not apply to Party B as Party Y therin and Party B shall not be required to pay any additional amounts referred to therein.

(j)

Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties  in connection with this Agreement or any potential Transaction; (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it; and (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(k)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by HSBC Bank USA, National Association not individually or personally but solely as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of HSBC Bank USA, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall HSBC Bank USA, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Supplemental Interest Trust under this Agreement.

 (1)

Trustee’s Representation.  HSBC Bank USA, National Association, as trustee of the Issuer and of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as trustee on behalf of the Issuer and the Supplemental Interest Trust.

(m)

Compliance with Regulation AB.  For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. §§229.1100 - 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if DB Structured Products, Inc., as sponsor, or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement has been or will, within 30 days, be reached, and (y) it has a reporting obligation under the Exchange Act, then Party A shall, within thirty (30) days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the Rating Agency Condition): (1) provide (including, if permitted b Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S-K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S-X (17 C.F.R. §§ 210.1-01 through 210.12-29, but excluding 17 C.F.R. § 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. §§ 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); or (2) deliver collateral (which shall be either USD cash or Permitted Investments) pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the "significance percentage" below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively (it being understood that if the significance percentage is not so reduced with respect to Item 1115(b)(1) or Item 1115(b)(2), respectively, then Party A shall be required to take the actions set forth in (1) above or (3) below); or (3) secure another entity able to comply with the requirements of Item 1115(b) of Reg AB to replace Party A as party to this Agreement on substantially similar terms, the debt rating of which entity (or guarantor therefor) subject to the Rating Agency Condition.

(n)

Downgrade Provisions.

Second Trigger Failure Condition.  So long as the Second Rating Trigger Requirements apply, Party A shall, at its own expense use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(e) above that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

Collateralization Event.  It shall be a collateralization event (“Collateralization Event”) if (A) either (i) the unsecured, short-term debt obligations of the Relevant Entity are rated below “A-1” by S&P or (ii) if the Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of a Relevant Entity are rated below “A+” by S&P, or (B) the unsecured, long-term senior debt obligations or financial strength ratings of the Relevant Entity are rated below “A” by Fitch, Inc. (“Fitch”).  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.  Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or (iii) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (as defined below), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

Ratings Event.  It shall be a ratings event (“Ratings Event”) if at any time after the date hereof, the Relevant Entity shall fail to satisfy the Hedge Counterparty Ratings Threshold or the Relevant Entity is no longer rated by S&P.  Within 30 calendar days (or, in the case of a failure to meet the requirements of subparagraph (a) of the definition of “Hedge Counterparty Ratings Threshold”, within 10 Local Business Days) from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement and (iii) upon the occurrence of a Ratings Event, Party A shall immediately be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch).

(o)

Certain Definitions.  Capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to such term in the Pooling and Servicing Agreement.

(p)

Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

“Eligible Replacement” means a Transferee (as defined in Part 5(e)(ii) herein) (i)(A) with the First Trigger Required Ratings and/or Second Trigger Required Ratings or (b) whose present or future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with a First Trigger Required Ratings and/or Second Trigger Required Ratings and (ii) with the ratings specified in the definition of Hedge Counterparty Ratings Requirement below.

“First Trigger Required Ratings” means, with respect to an entity, either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

“Hedge Counterparty Ratings Threshold” means, with respect to S&P, (a) the unsecured,  long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “BBB+” by S&P, and with respect to Fitch, (b) either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider), are rated at least “BBB+” by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least “F2” by Fitch.

“Hedge Counterparty Ratings Requirement” means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

“Moody’s” means Moody’s Investor Services, Inc.

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of the Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of the Certificates (determined without regard to any financial guaranty insurance policy, if applicable).

“Second Trigger Failure Condition” means any time that no Relevant Entity maintains the Second Trigger Required Ratings.

“Second Trigger Required Ratings” means with respect to an entity (A) either where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s, and (B) where such entity is not the subject of a Moody’s Short-term Rating, if the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

 “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

DEUTSCHE BANK AG, NEW YORK BRANCH

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6

("Party A")	("Party B")
By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

Deutsche Bank Aktiengesellschaft

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6

Attn:	Corporate Trust & Loan Agency/DBALT 2006-AR6
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Reference:	Global No. N550717N
Date:	December 15, 2006

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6 dated as of December 1, 2006 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates.  This Confirmation supplements, forms part of, and  is subject to the terms and conditions of the ISDA Master Agreement dated as of December [_], 2006, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.
Trade Date:	December 12, 2006
Effective Date:	January 25, 2007
Termination Date:	October 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.10%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on October 25, 2011, with No Adjustments.

Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	250 * Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on the October 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	250 * Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N550717N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account # 3970771416 FFC to: DBALT 2006-AR6, Certificate Swap Account # 50971604

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6

/s/ John Farrell Name: John Farrell Title: VP Date: 12/15/06	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: 12/15/06
/s/ Mathew Hoff Name: Mathew Hoff Title: AVP Date: 12/15/06

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Notional ($)	Strike
January 25, 2007	February 25, 2007	6,901,732.71	5.10%
February 25, 2007	March 25, 2007	6,733,652.18	5.10%
March 25, 2007	April 25, 2007	6,552,098.04	5.10%
April 25, 2007	May 25, 2007	6,351,270.84	5.10%
May 25, 2007	June 25, 2007	6,141,303.04	5.10%
June 25, 2007	July 25, 2007	5,925,568.75	5.10%
July 25, 2007	August 25, 2007	5,700,607.11	5.10%
August 25, 2007	September 25, 2007	5,467,668.45	5.10%
September 25, 2007	October 25, 2007	5,229,269.07	5.10%
October 25, 2007	November 25, 2007	4,986,967.05	5.10%
November 25, 2007	December 25, 2007	4,746,054.13	5.10%
December 25, 2007	January 25, 2008	4,514,923.21	5.10%
January 25, 2008	February 25, 2008	4,295,045.60	5.10%
February 25, 2008	March 25, 2008	4,085,413.57	5.10%
March 25, 2008	April 25, 2008	3,886,448.26	5.10%
April 25, 2008	May 25, 2008	3,697,170.50	5.10%
May 25, 2008	June 25, 2008	3,517,108.71	5.10%
June 25, 2008	July 25, 2008	3,345,814.25	5.10%
July 25, 2008	August 25, 2008	3,182,310.34	5.10%
August 25, 2008	September 25, 2008	3,027,318.23	5.10%
September 25, 2008	October 25, 2008	2,879,255.24	5.10%
October 25, 2008	November 25, 2008	2,733,631.85	5.10%
November 25, 2008	December 25, 2008	2,599,002.45	5.10%
December 25, 2008	January 25, 2009	2,469,786.43	5.10%
January 25, 2009	February 25, 2009	2,349,490.46	5.10%
February 25, 2009	March 25, 2009	2,217,373.30	5.10%
March 25, 2009	April 25, 2009	2,109,366.87	5.10%
April 25, 2009	May 25, 2009	2,003,257.78	5.10%
May 25, 2009	June 25, 2009	1,905,346.59	5.10%
June 25, 2009	July 25, 2009	1,812,214.16	5.10%
July 25, 2009	August 25, 2009	1,721,582.63	5.10%
August 25, 2009	September 25, 2009	1,624,331.71	5.10%
September 25, 2009	October 25, 2009	1,540,255.94	5.10%
October 25, 2009	November 25, 2009	1,445,656.06	5.10%
November 25, 2009	December 25, 2009	1,371,400.58	5.10%
December 25, 2009	January 25, 2010	1,302,366.84	5.10%
January 25, 2010	February 25, 2010	1,238,924.32	5.10%
February 25, 2010	March 25, 2010	1,178,571.47	5.10%
March 25, 2010	April 25, 2010	1,121,157.84	5.10%
April 25, 2010	May 25, 2010	1,066,540.33	5.10%
May 25, 2010	June 25, 2010	1,014,582.79	5.10%
June 25, 2010	July 25, 2010	965,155.72	5.10%
July 2010	August 25, 2010	918,135.91	5.10%
August 25, 2010	September 25, 2010	873,228.18	5.10%
September 25, 2010	October 25, 2010	830,685.59	5.10%
October 25, 2010	November 25, 2010	790,215.04	5.10%
November 25, 2010	December 25, 2010	751,715.63	5.10%
December 25, 2010	January 25, 2011	715,091.38	5.10%
January 25, 2011	February 25, 2011	678,420.45	5.10%
February 25, 2011	March 25, 2011	645,313.47	5.10%
March 25, 2011	April 25, 2011	613,485.40	5.10%
April 25, 2011	May 25, 2011	572,035.15	5.10%
May 25, 2011	June 25, 2011	543,209.01	5.10%
June 25, 2011	July 25, 2011	516,452.98	5.10%
July 25, 2011	August 25, 2011	485,661.27	5.10%
August 25, 2011	September 25, 2011	420,829.23	5.10%
September 25, 2011	October 25, 2011	397,156.99	5.10%

CSA

Elections and Variables

to the ISDA Credit Support Annex

dated as of  15 December 2006

between

DEUTSCHE BANK AG, NEW YORK BRANCH	and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6

______________________________________ ("Party A")		_________________________________________ ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a".  Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

(B)

"Return Amount" has the meaning specified in Paragraph 3(b).

(C)

"Credit Support Amount" for a Valuation Date shall mean zero; provided that, if the Threshold in respect of Party A is zero on such Valuation Date, "Credit Support Amount" shall mean one of the following if one of the following specified events have occurred on such Valuation Date:

(i)

if a Moody's Collateralization Event has occurred and is continuing but (a) no Moody's Rating Event has occurred and is continuing or (b) less than 30 Local Business Day have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party’s Exposure and (b) the First Trigger Collateral Amount (as defined below) for each Transaction hereunder and (2) zero;

(ii)

so long as a Moody's Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party’s Exposure and (b) the Second Trigger Collateral Amount (as defined below) for each Transaction hereunder, (2) an amount equal to the Floating Amount payable by Party A pursuant to each Transaction hereunder in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after such Valuation Date and (3) zero; and

(iii)

if a Collateralization Event or an Ratings Event has occurred and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and (b) the Notional Volatility Buffer and (2) zero.  "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date, and (ii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

Party A S&P Rating on such date	Remaining Weighted Average Life Maturity up to 3 years	Remaining Weighted Average Life Maturity up to 5 years	Remaining Weighted Average Life Maturity up to 10 years	Remaining Weighted Average Life Maturity up to 30 years
S&P S-T Rating of "A-1" or above	0.00%	0.00%	0.00%	0.00%
S&P S-T Rating of "A-2"	2.75%	3.25%	4.0%	4.75%
S&P S-T Rating of "A-3"	3.25%	4.00%	5.0%	6.25%
S&P L-T Rating of "BB+" or lower	3.50%	4.50%	6.75%	7.50%

L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

In circumstances where more than one of Paragraph 13(b)(i)(C)(i), (ii) and (iii) apply, the Credit Support Amount shall be calculated by reference to the paragraph which would result in Party A Transferring the greatest amount of Eligible Credit Support.  Under no circumstances will Party A be required to Transfer more Eligible Credit Support than the greatest amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

First Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.

Second Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

(ii)

Eligible Collateral.  On any date, the following items will qualify as "Eligible Collateral" for  Party A:

(A)

Valuation Percentage S&P

(i) Cash	100%

(ii) Negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date of less than 1 year	98.0%

(iii) Coupon-bearing negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years	93.8%

(iv) Coupon-bearing negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years	90.3%

(B)

Valuation Percentage Moody's

INTRUMENT	Daily	Weekly
U.S. Dollar Cash	100%	100%
Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity
<1 Year	100%	100%
1 to 2 years	100%	99%
2 to 3 years	100%	98%
3 to 5 years	100%	97%
5 to 7 years	100%	95%
7 to 10 years	100%	94%
Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
All Maturities	100%	99%

In circumstances where both Paragraph 13(b)(ii)(A) and (B) apply, the Valuation Percentage for an item of Eligible Collateral shall be calculated by reference to the paragraph which would result in the lower Valuation Percentage for such item of Eligible Collateral.

(iii)

Other Eligible Support.  None.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A:  Not applicable.

"Independent Amount" means with respect to Party B:  Not applicable.

(B)

"Threshold" means with respect to Party A: infinity, provided that if a Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, except that the Threshold in respect of Party A shall be infinity so long as (i) no Collateralization Event has occurred and is continuing, and (ii) (A) no more than 30 Local Business Days have elapsed since the last time a Moody's Collateralization Event has occurred and was continuing and (B) no Moody's Collateralization Event had occurred when this Annex was executed.

(C)

"Minimum Transfer Amount" means with respect to Party A:  $50,000.

"Minimum Transfer Amount" means with respect to Party B:  Not applicable.

(D)

Rounding.  The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $1,000, provided that this "Rounding" provision shall not apply in respect of any Return Amount payable in respect of any date on which Party B's Exposure is less than or equal to zero.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

(ii)

"Valuation Date" means,

(A)

in the event that a Moody’s Collateralization Event has occurred and is continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

(B)

in the event that a Collateralization Event has occurred and is continuing, or a Ratings Event has occurred, the last Local Business Day of each calendar week.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

No events shall constitute a "Specified Condition."

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days’ notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof; and

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

The Trustee (as defined in the PSA) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.  Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)

Distributions and Interest Amount.

(i)

Interest Rate.   The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

There are no additional representations by either party.

(j)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(i)  shall be given to or made at the following addresses:

If to Party A:

Deutsche Bank AG, New York Branch

60 Wall Street

New York, NY 10005

Attention: [____________]

If to Party B:

As set forth in Part 4(a) of the Schedule;

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)

Address for Transfers.

Party A:

To be notified to Party B by Party A at the time of the request for the Transfer.

Party B:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager DBALT 2006-AR6

Telephone: 410-884-2000

Facsimile No.: (410) 715-2380

(l)

Other Provisions.

(i)

Additional Definitions

As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

"transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

(ii)

Events of Default

Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

"For the purposes of Section 5(a)(iii)(i) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party, except that (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 Local Business Days have elapsed since the last time that no Moody's Rating Event has occurred and was continuing, then such failure shall be an Additional Termination Event and not an Event of Default".

.

(iii)

Return of Fungible Securities

In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

(iv)

Covenants of the Pledgor

So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

(v)

No Counterclaim

A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(vi)

Holding Collateral

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (which shall be an Eligible Account, as defined in the PSA) and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(vii)

Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(viii)

Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(ix)

External Verification of Mark-to-Market Valuations.

On each Valuation Date occurring while a Collateralization Event is continuing, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following such Valuation Date its calculations of Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  Every month after the unsecured, unguaranteed and otherwise unsupported long-term debt obligations of each Relevant Entity are rated below BBB+ by S&P, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction and any Posted Credit Support on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(ix) shall only apply to the extent that the Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period.   Party A shall provide to S&P copies of such verification details.

(x)

Expenses.

Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

(xi)

Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by HSBC Bank USA, National Association (the Trustee) not individually or personally but solely as trustee of the Supplemental Interest Trust created pursuant to the PSA (the Trust), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust,  (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

DEUTSCHE BANK AG, NEW YORK BRANCH

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6

By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

EXHIBIT A

FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps, caps, floors and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Interest Rate Hedges		Currency Hedges
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
Less than 1 year	0.15%	0.25%	1.10%	2.20%
Equal to or greater than 1 year but less than 2 years	0.30%	0.50%	1.20%	2.40%
Equal to or greater than 2 years but less than 3 years	0.40%	0.70%	1.30%	2.60%
Equal to or greater than 3 years but less than 4 years	0.60%	1.00%	1.40%	2.80%
Equal to or greater than 4 years but less than 5 years	0.70%	1.20%	1.50%	2.90%
Equal to or greater than 5 years but less than 6 years	0.80%	1.40%	1.60%	3.10%
Equal to or greater than 6 years but less than 7 years	1.00%	1.60%	1.60%	3.30%
Equal to or greater than 7 years but less than 8 years	1.10%	1.80%	1.70%	3.40%
Equal to or greater than 8 years but less than 9 years	1.20%	2.00%	1.80%	3.60%
Equal to or greater than 9 years but less than 10 years	1.30%	2.20%	1.90%	3.80%
Equal to or greater than 10 years but less than 11 years	1.40%	2.30%	1.90%	3.90%
Equal to or greater than 11 years but less than 12 years	1.50%	2.50%	2.00%	4.00%
Equal to or greater than 12 years but less than 13 years	1.60%	2.70%	2.10%	4.10%
Equal to or greater than 13 years but less than 14 years	1.70%	2.80%	2.10%	4.30%
Equal to or greater than 14 years but less than 15 years	1.80%	3.00%	2.20%	4.40%
Equal to or greater than 15 years but less than 16 years	1.90%	3.20%	2.30%	4.50%
Equal to or greater than 16 years but less than 17 years	2.00%	3.30%	2.30%	4.60%
Equal to or greater than 17 years but less than 18 years	2.00%	3.50%	2.40%	4.80%
Equal to or greater than 18 years but less than 19 years	2.00%	3.60%	2.40%	4.90%
Equal to or greater than 19 years but less than 20 years	2.00%	3.70%	2.50%	5.00%
Equal to or greater than 20 years but less than 21 years	2.00%	3.90%	2.50%	5.00%
Equal to or greater than 21 years but less than 22 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 22 years but less than 23 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 23 years but less than 24 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 24 years but less than 25 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 25 years but less than 26 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 26 years but less than 27 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 27 years but less than 28 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 28 years but less than 29 years	2.00%	4.00%	2.50%	5.00%
Equal to or greater than 29 years but less than 30 years	2.00%	4.00%	2.50%	5.00%
Equal to 30 years	2.00%	4.00%	2.50%	5.00%

EXHIBIT B

SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

Weighted Average Life of Hedge in Years	Interest Rate Swaps		Currency Swaps
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
Less than 1 year	0.50%	0.60%	6.10%	7.25%
Equal to or greater than 1 year but less than 2 years	1.00%	1.20%	6.30%	7.50%
Equal to or greater than 2 years but less than 3 years	1.50%	1.70%	6.40%	7.70%
Equal to or greater than 3 years but less than 4 years	1.90%	2.30%	6.60%	8.00%
Equal to or greater than 4 years but less than 5 years	2.40%	2.80%	6.70%	8.20%
Equal to or greater than 5 years but less than 6 years	2.80%	3.30%	6.80%	8.40%
Equal to or greater than 6 years but less than 7 years	3.20%	3.80%	7.00%	8.60%
Equal to or greater than 7 years but less than 8 years	3.60%	4.30%	7.10%	8.80%
Equal to or greater than 8 years but less than 9 years	4.00%	4.80%	7.20%	9.00%
Equal to or greater than 9 years but less than 10 years	4.40%	5.30%	7.30%	9.20%
Equal to or greater than 10 years but less than 11 years	4.70%	5.60%	7.40%	9.30%
Equal to or greater than 11 years but less than 12 years	5.00%	6.00%	7.50%	9.50%
Equal to or greater than 12 years but less than 13 years	5.40%	6.40%	7.60%	9.70%
Equal to or greater than 13 years but less than 14 years	5.70%	6.80%	7.70%	9.80%
Equal to or greater than 14 years but less than 15 years	6.00%	7.20%	7.80%	10.00%
Equal to or greater than 15 years but less than 16 years	6.30%	7.60%	7.90%	10.00%
Equal to or greater than 16 years but less than 17 years	6.60%	7.90%	8.00%	10.00%
Equal to or greater than 17 years but less than 18 years	6.90%	8.30%	8.10%	10.00%
Equal to or greater than 18 years but less than 19 years	7.20%	8.60%	8.20%	10.00%
Equal to or greater than 19 years but less than 20 years	7.50%	9.00%	8.20%	10.00%
Equal to or greater than 20 years but less than 21 years	7.80%	9.00%	8.30%	10.00%
Equal to or greater than 21 years but less than 22 years	8.00%	9.00%	8.40%	10.00%
Equal to or greater than 22 years but less than 23 years	8.00%	9.00%	8.50%	10.00%
Equal to or greater than 23 years but less than 24 years	8.00%	9.00%	8.60%	10.00%
Equal to or greater than 24 years but less than 25 years	8.00%	9.00%	8.60%	10.00%
Equal to or greater than 25 years but less than 26 years	8.00%	9.00%	8.70%	10.00%
Equal to or greater than 26 years but less than 27 years	8.00%	9.00%	8.80%	10.00%
Equal to or greater than 27 years but less than 28 years	8.00%	9.00%	8.80%	10.00%
Equal to or greater than 28 years but less than 29 years	8.00%	9.00%	8.90%	10.00%
Equal to or greater than 29 years but less than 30 years	8.00%	9.00%	8.90%	10.00%
Equal to 30 years	8.00%	9.00%	9.00%	10.00%

For Transactions that are caps, floors, swaptions and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Interest Rate Hedges		Currency Hedges
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
Less than 1 year	0.65%	0.75%	6.30%	7.40%
Equal to or greater than 1 year but less than 2 years	1.30%	1.50%	6.60%	7.80%
Equal to or greater than 2 years but less than 3 years	1.90%	2.20%	6.90%	8.20%
Equal to or greater than 3 years but less than 4 years	2.50%	2.90%	7.10%	8.50%
Equal to or greater than 4 years but less than 5 years	3.10%	3.60%	7.40%	8.90%
Equal to or greater than 5 years but less than 6 years	3.60%	4.20%	7.70%	9.20%
Equal to or greater than 6 years but less than 7 years	4.20%	4.80%	7.90%	9.60%
Equal to or greater than 7 years but less than 8 years	4.70%	5.40%	8.20%	9.90%
Equal to or greater than 8 years but less than 9 years	5.20%	6.00%	8.40%	10.20%
Equal to or greater than 9 years but less than 10 years	5.70%	6.60%	8.60%	10.50%
Equal to or greater than 10 years but less than 11 years	6.10%	7.00%	8.80%	10.70%
Equal to or greater than 11 years but less than 12 years	6.50%	7.50%	9.00%	11.00%
Equal to or greater than 12 years but less than 13 years	7.00%	8.00%	9.20%	11.30%
Equal to or greater than 13 years but less than 14 years	7.40%	8.50%	9.40%	11.50%
Equal to or greater than 14 years but less than 15 years	7.80%	9.00%	9.60%	11.80%
Equal to or greater than 15 years but less than 16 years	8.20%	9.50%	9.80%	11.80%
Equal to or greater than 16 years but less than 17 years	8.60%	9.90%	10.00%	12.00%
Equal to or greater than 17 years but less than 18 years	9.00%	10.40%	10.10%	12.00%
Equal to or greater than 18 years but less than 19 years	9.40%	10.80%	10.30%	12.00%
Equal to or greater than 19 years but less than 20 years	9.70%	11.00%	10.50%	12.00%
Equal to or greater than 20 years but less than 21 years	10.00%	11.00%	10.70%	12.00%
Equal to or greater than 21 years but less than 22 years	10.00%	11.00%	10.80%	12.00%
Equal to or greater than 22 years but less than 23 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 23 years but less than 24 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 24 years but less than 25 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 25 years but less than 26 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 26 years but less than 27 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 27 years but less than 28 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 28 years but less than 29 years	10.00%	11.00%	11.00%	12.00%
Equal to or greater than 29 years but less than 30 years	10.00%	11.00%	11.00%	12.00%
Equal to 30 years	10.00%	11.00%	11.00%	12.00%